UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 21, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                       0-22011               86-0760991
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(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)         Identification No.)


     2575 East Camelback Road, Ste. 450, Phoenix, AZ                  85016
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        (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS

         On March 21, 2007, the registrant issued a press release announcing that its wholly owned subsidiary ANDAPharm LLC ("ANDAPharm"), has filed with the U.S. Food and Drug Administration (FDA) an Abbreviated New Drug Application
(ANDA) for approval of its formulation of a 10mg dose of hydroxyzine HCL. The registrant wishes to clarify that though the press release stated that Joseph Mastronardy, Ph.D., the head of regulatory affairs and compliance at ANDAPharm, spent 20 years at the FDA, he in fact is an industry veteran of 20 years, having tenure of 3 years with the FDA.

         A copy of the registrant's press release is attached as Exhibit 99.1.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

         99.1     Press Release, dated March 21, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: March 27, 2007

                                    SYNOVICS PHARMACEUTICALS, INC.

                                    By:  /s/ RONALD LANE
                                         -----------------------------
                                    Name:  Ronald H. Lane, Ph.D.
                                    Title: President and Chief Executive Officer